 As filed with the Securities and Exchange Commission on September 15, 1994.

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant  to Section 13 or 15(d) of

                     The Securities Exchange Act of 1934

                       Date of Report: August 26, 1994
                      ---------------------------------
                      (Date of earliest event reported)

Commission         Registrant; State of Incorporation;         I.R.S. Employer
File Number          Address; and Telephone Number            Identification No.
- -----------        ----------------------------------         -----------------

  1-9130              CENTERIOR ENERGY CORPORATION                34-1479083
                      (An Ohio Corporation)
                      6200 Oak Tree Boulevard
                      Independence, Ohio 44131
                      Telephone (216) 447-3100


  1-2323              THE CLEVELAND ELECTRIC                      34-0150020
                        ILLUMINATING COMPANY
                      (An Ohio Corporation)
                      55 Public Square
                      Cleveland, Ohio 44113
                      Telephone (216) 622-9800


  1-3583              THE TOLEDO EDISON COMPANY                   34-4375005
                      (An Ohio Corporation)
                      300 Madison Avenue
                      Toledo, Ohio 43652
                      Telephone (419) 249-5000

This combined Form 8-K is separately filed by Centerior Energy Corporation ("Centerior Energy"), The Cleveland Electric Illuminating Company ("Cleveland Electric") and The Toledo Edison Company ("Toledo Edison"). Centerior Energy, Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Companies". Cleveland Electric and Toledo Edison are sometimes referred to collectively as the "Operating Companies". Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant, except that information relating to either or both of the Operating Companies is also attributed to Centerior Energy.

ITEM 5. OTHER EVENTS
- --------------------
1. RATINGS DOWNGRADE. For background and earlier developments related to this topic, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Companies' Annual Reports on Form 10-K for the year ended Decemeber 31, 1993 ("Form 10-K") and Note 7 in the Companies' Quarterly Reports on Form 10-Q for the quarter ended June 30, 1994.

On August 26, 1994, Moody's Investors Service, Inc. ("Moody's") downgraded the credit ratings of certain securities of the Operating Companies. The preferred stock of both Operating Companies was downgraded from "b1" to "b2" and Toledo Edison's debentures were downgraded from "Ba3" to "B1". Moody's noted that the Operating Companies recently amended bank facilities provide the participating banks with second mortgages on the assets of the Operating Companies, thereby creating a new level of priority above the classes of securities that Moody's downgraded.

2. RETAIL WHEELING. For background related to this topic, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K.

House Bill No. 676 was introduced in February 1994 in the Ohio General Assembly which, if enacted, would provide for retail wheeling of electric power in Ohio for large energy users and limited retail wheeling for certain smaller energy users. This bill has not been referred to a standing subject committee. The Companies cannot predict whether this bill or any similar legislation which might be proposed in the future will be enacted.

3. GARFIELD HEIGHTS. For background and earlier developments relating to this topic, see "Item 1. Business-Operations-Competitive Conditions-Cleveland Electric" in the Form 10-K.

Cleveland Electric has filed a complaint and appeal with The Public Utilities Commission of Ohio ("PUCO") regarding a March 1994 Garfield Heights ordinance relating to rates charged by Cleveland Electric. That ordinance mandated a 30% across-the-board rate reduction in Cleveland Electric's current tariff rates to all electric customers located within the City of Garfield Heights. Such rates would not take effect until the PUCO has ruled on Cleveland Electric's complaint and appeal. Cleveland Electric has also filed with the PUCO evidence supporting its position that its current tariff rates are just and reasonable and that the Garfield Heights ordinance rates are unjust and unreasonable. The PUCO's staff has initiated an investigation into this matter. Cleveland Electric expects the PUCO's staff to issue its Staff Report of Investigation by the end of 1994.

Although the City Council of Garfield Heights previously approved an ordinance to place on the November 8, 1994 ballot an issue with regard to the creation of a department of public utilities for the City of Garfield Heights, on August 29, 1994 the City Council enacted a resolution effectively removing that issue from the ballot.

In 1993, Cleveland Electric derived about 1% of its total revenues and Centerior Energy derived about 0.5% of its total revenues from sales to the 13,000 customers located in Garfield Heights.


4. REPLACEMENT OF TRUSTEE FOR CLEVELAND ELECTRIC MORTGAGE.
Effective September 14, 1994, Morgan Guaranty Trust Company of New York resigned as Trustee, Paying Agent and Transfer Agent under the Mortgage and Deed of Trust, dated July 1, 1940, from Cleveland Electric to Guaranty Trust Company of New York, as supplemented and amended ("Mortgage"), and The Chase Manhattan Bank (National Association) was appointed successor Trustee, Paying Agent and Transfer Agent. Cleveland Electric's First Mortgage Bonds are issued under the Mortgage.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

See Exhibit Index following.
























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
                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CENTERIOR ENERGY CORPORATION
                                    ----------------------------
                                    Registrant



                                    THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                                    -------------------------------------------
                                    Registrant


                                    THE TOLEDO EDISON COMPANY
                                    -------------------------
                                    Registrant


                               BY:  E. LYLE PEPIN
                                    -------------------------------------------
                                    E. Lyle Pepin,
                                    Secretary of each Registrant








September 14, 1994










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
                             EXHIBIT INDEX
                             -------------

The following exhibits are filed herewith:



                      CLEVELAND ELECTRIC EXHIBIT
                      --------------------------


  Exhibit Number                        Description
  --------------                        -----------
      4(a) Open-End Subordinate Indenture of Mortgage between The Cleveland Electric Illuminating Company and Bank One, Columbus, N.A., as Trustee, Dated as of June 1, 1994.



                        TOLEDO EDISON EXHIBIT
                        ---------------------

  Exhibit Number                        Description
  --------------                        -----------
      4(b) Open-End Subordinate Indenture of Mortgage between The Toledo Edison Company and Bank One,
                           Columbus, N.A., as Trustee, Dated as of June 1, 1994.














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